T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


September 21, 2002

Dear Shareholder:

We are pleased to provide the annual report for The Emerging Markets Income Fund Inc ("Fund") for the year ended August 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Co-Chairman of the Board of the Fund replacing Heath B. McLendon, who has been appointed chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Review 1

During the year ended August 31, 2002, the Fund distributed income dividends to shareholders totaling $1.65 per share. The table below shows the annualized distribution rate and twelve-month total return based on the Fund's August 31, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price. 2

             Price                    Annualized             Twelve-Month
           Per Share              Distribution Rate 3        Total Return 3
        ---------------           ----------------           -----------
         $11.80 (NAV)                   13.98%                  3.94%
         $12.30 (NYSE)                  13.41%                  6.10%




-----------------

1    Past performance is not indicative of future results.

2 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.

3 Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current quarterly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution rate assumes a current quarterly income dividend rate of $0.4125 for four quarters. This rate is as of August 31, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current quarterly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.




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 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C




In comparison, the Lipper Inc. ("Lipper") 4 peer group, the emerging markets debt closed-end funds category returned 2.67% for the same period.

Investment Strategy

The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund will seek capital appreciation. Under normal conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in debt securities of government and government-related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries. An "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development ("World Bank"). Under normal market conditions, at least 85% of the Fund's total assets will be invested in U.S. dollar-denominated securities.

Portfolio Manager Market and Fund Overview

The period was characterized by a number of developments that affected investors' assessment of risk. The September 11th terrorist attacks; war in Afghanistan; volatile and declining equity markets; and corporate scandals including Enron, WorldCom, Tyco and Adelphia all contributed to heightened risk aversion. Despite this volatile environment, we believe that many emerging market countries (aside from Argentina and Brazil) performed well.

As measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+") 5, emerging markets debt 6 returned a negative 1.07% for the period. Political developments drove performance in Brazil (down 8.94% for the period). Brazil's large weighting, which now accounts for 19.18% of the EMBI+'s market capitalization, dominated overall returns for the period. Argentina (down 62.05% for the period) also weighed on the asset class but it currently does not have the impact it once did, as Argentina now accounts for only 2% of the EMBI+'s composition, down from 22% in January 2001. On what we feel is a positive note, fourteen out of seventeen countries outperformed the EMBI+ return for the Fund's annual period.

Oil prices, an important driver of value in emerging markets, experienced considerable price volatility during the period. Oil prices traded in a range from $17.45 to $30.11 per barrel, and closed the period at $28.98 per barrel. At a recent meeting, Organization of Petroleum Exporting Countries ("OPEC") 7 maintained its production quota at an eleven-year low of 21.7 million barrels a day.

---------------
4 Lipper is an independent mutual-fund tracking organization. Average annual returns are based on the year ended August 31, 2002, calculated among 12 funds in the emerging markets debt closed-end funds category.

5 The EMBI+ is a total-return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

6 Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

7 OPEC is an international organization of 11 developing countries, each of which are heavily reliant on oil revenues as its main source of income. Membership is open to any country which is a substantial net exporter of oil and which shares the ideals of the Organization.

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C




Return volatility 8 for emerging markets debt varied over the period, with an average return volatility for the period of 11.78%. Volatility for the period was highest during the fourth calendar quarter of 2001 in the aftermath of the September 11th terrorist attacks and the demise of the Argentine economy. Volatility for the month of August increased to 15.16% as investors responded to weakness in Brazil, as well as problems in the high yield market.

Latin American Debt

As measured by the EMBI+, Latin American debt returned negative 14.28% for the annual period. Latin America was affected by the turmoil in Argentina and more recently, by political and fiscal uncertainty in Brazil. Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF") 9 weighed on the markets recently.

Ecuadorian debt returned 6.95% for the annual period, as measured by the EMBI+. The country continues to post positive Gross Domestic Product ("GDP") 10 growth and improving credit fundamentals due to better tax collection and higher oil prices. We believe that Ecuador's inability to secure an IMF agreement in June of 2002 is behind the spread widening and recent poor performance. On a positive note, Ecuador recently appointed a new Finance Minister, Minister Arosemena. We believe the new minister will help Ecuador reach an agreement with the IMF.

Brazilian debt returned negative 8.94% for the annual period, as measured by the EMBI+, one of the worst performers in the index. Price volatility in Brazil has been primarily driven by political and fiscal uncertainty in the country. Investors have focused on the outcome of the upcoming October 6th Presidential election.

Argentine debt returned negative 62.05% for the year, as measured by the EMBI+. Following the country's default on all external debt obligations in December 2001, policymakers have continued to struggle to free the economy from recession. We believe that Argentina must resolve a number of major issues before it can talk with investors about restructuring. Those issues include electing a new president, choosing a currency and resolving the banking crisis. Much uncertainty remains over how the situation in Argentina will play out over the next 12-18 months. We remain underweight Argentina and continue to monitor developments there very closely.

Eastern European/Middle Eastern/African Debt

Non-Latin American debt, which represents 40% of the EMBI+'s market capitalization, outperformed Latin American debt for the annual period, returning 27.35% as measured by the EMBI+.

Russian debt, the best performer in the EMBI+ for the period, returned 40.09%. The Russian economy continues to benefit from high domestic consumption and high oil prices. Russia is now rated BB- (or equivalent) by all the major credit-rating agencies.



-----------------
8 Return volatility is the standard deviation of monthly returns over the period being measured.

9 The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.

10 GDP is a market value of goods and services produced by labor and property in a given country.

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C



Turkish debt returned 19.14% for the annual period, as measured by the EMBI+. We believe the country's strategic importance, combined with its improved relations with the IMF, has attracted recent investor interest. Turkey's domestic economy has stabilized with a return of confidence, a lowering of interest rates and a stronger currency. Early in the summer, concerns over Prime Minister Ecevit's health unsettled the market, ultimately leading to early elections. However, in the fall of 2002, the tone in Turkey has become more positive in our opinion, with the passage of key European Union accession legislation and the scheduling of elections for November 3rd. We continue to remain overweight Turkish sovereign debt relative to the EMBI+.

Bulgarian debt returned 15.80% for the period, as measured by the EMBI+. We believe Bulgarian debt's outperformance of the EMBI+ for the period is due in large part to what we feel is the government's outstanding fiscal performance and active management of its liabilities.

Portfolio Manager Market and Fund Outlook

Emerging market returns were influenced by the regional events detailed above, in the context of an extremely difficult environment for financial markets. Emerging debt market sovereign spreads,11 as measured by the EMBI+, ended the annual period at 886 basis points12 over U.S. Treasuries. We believe that spreads are likely to remain volatile going forward, in line with the overall cautious market sentiment.

Looking for Additional Information?

The Emerging Markets Income Fund Inc is traded on the New York Stock Exchange under the symbol "EMD." Daily closing prices are available online under symbol XEMDX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

In a continuing effort to provide information concerning The Emerging Markets Income Fund Inc, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time
(EST), for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations.



---------------
11 Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

12   A basis point is 0.01% or one one-hundredth of a percent.

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C



Thank you for your investment in The Emerging Markets Income Fund Inc. We look forward to continuing to help you meet your investment objectives.


Sincerely,


/s/ R. Jay Gerken                               /s/ Stephen Treadway
R. Jay Gerken                                   Stephen Treadway
Co-Chairman of the Board                        Co-Chairman of the Board


/s/ Peter J. Wilby                              /s/ James E. Graige
Peter J. Wilby                                  James E. Craige
President and Portfolio Manager                 Executive Vice President
                                                and Portfolio Manager




The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of August 31, 2002 and are subject to change.

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Schedule of Investments
August 31, 2002



      Face
     Amount+                              Security(a)                                        Value
----------------------------------------------------------------------------------------------------
U.S. Government Agency and Obligation -- 7.9%
      5,000,000      U.S. Treasury Notes, 4.375% due 8/15/12 (Cost -- $5,085,156) ..     $ 5,085,156
                                                                                         -----------
Sovereign Bonds -- 82.1%
Argentina -- 3.1%
                     Republic of Argentina:
             50 ARS    10.000% due 9/19/08 (b)......................................               9
      5,323,000        Due 4/10/05 (b) .............................................       1,383,980
      1,000,000        Zero coupon bond, Series E, due 10/15/03 ....................         605,000
                                                                                         -----------
                                                                                           1,988,989
                                                                                         -----------
Brazil -- 24.9%
                     Federal Republic of Brazil:
        435,000        11.250% due 7/26/07..........................................         305,587
      3,300,000        11.500% due 3/12/08 .........................................       2,297,625
      1,050,000        9.375% due 4/7/08 ...........................................         640,500
      4,275,000        14.500% due 10/15/09 ........................................       3,259,687
     12,525,000        12.000% due 4/15/10 .........................................       8,235,188
        327,000        12.250% due 3/6/30...........................................         191,295
      1,729,412        NMB, Series L, 3.125% due 4/15/09 (c) .......................       1,063,588
                                                                                         -----------
                                                                                          15,993,470
                                                                                         -----------
Bulgaria -- 4.8%
      3,000,000      Republic of Bulgaria, 8.250% due 1/15/15 ......................       3,101,250
                                                                                         -----------

Colombia -- 2.5%
                     Republic of Colombia:
      1,750,000        11.750% due 2/25/20 .........................................       1,561,875
        100,000        8.375% due 2/15/27...........................................          68,000
                                                                                         -----------
                                                                                           1,629,875
                                                                                         -----------
Costa Rica -- 0.6%
        350,000      Republic of Costa Rica, 9.995% due 8/1/20 (d)..................         394,625
                                                                                         -----------
Ecuador -- 7.4%
                     Republic of Ecuador:
        700,000        12.000% due 11/15/12.........................................         406,000
      9,562,000        6.000% due 8/15/30 (c) ......................................       4,063,850
        726,000        6.000% due 8/15/30 (c)(d)....................................         308,550
                                                                                         -----------
                                                                                           4,778,400
                                                                                         -----------
Mexico -- 5.0%
      3,000,000      United Mexican States, 8.375% due 1/14/11 .....................       3,217,500
                                                                                         -----------

----------------------------------------------------------------------------------------------------
                              See Notes to Financial Statements.
Page 6

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 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Schedule of Investments (continued)
August 31, 2002

      Face
     Amount+                              Security(a)                                        Value
----------------------------------------------------------------------------------------------------
Peru -- 5.0%
                     Republic of Peru:
        250,000        9.125% due 2/21/12...........................................    $    213,125
      4,207,500        PDI Bond, 4.500% due 3/7/17 (c) .............................       2,966,287
                                                                                         -----------
                                                                                           3,179,412
                                                                                         -----------
Philippines -- 0.8%
        500,000      Republic of Philippines, 8.375% due 3/12/09....................         508,425
                                                                                         -----------
Russia -- 18.7%
                     Russian Government:
      6,450,000        12.750% due 6/24/28 .........................................       7,764,187
      6,025,000        5.000% due 3/31/30 (c) ......................................       4,221,266
                                                                                         -----------
                                                                                          11,985,453
                                                                                         -----------
Turkey -- 5.1%
                     Republic of Turkey:
      2,310,000        12.375% due 6/15/09 .........................................       2,200,275
      1,200,000        11.500% due 1/23/12 .........................................       1,089,000
                                                                                         -----------
                                                                                           3,289,275
                                                                                         -----------
Uruguay -- 4.2%
                     Republic of Uruguay:
      1,075,000        7.875% due 3/25/09 ..........................................         556,313
      2,000,000        8.750% due 6/22/10 ..........................................       1,070,000
        300,000        7.625% due 1/20/12...........................................         159,750
        600,000        7.875% due 7/15/27...........................................         291,000
      1,065,789        DCB, Series B, 2.875% due 2/19/07 (c)........................         618,158
                                                                                         -----------
                                                                                           2,695,221
                                                                                         -----------
                     Total Sovereign Bonds (Cost -- $58,550,288)....................      52,761,895
                                                                                         -----------
Loan Participations (c)(e) -- 4.5%
      3,197,025      Kingdom of Morocco, Tranche A, 2.5625% due 1/2/09
                       (CS First Boston Corp., J.P. Morgan Chase & Co.)
                       (Cost -- $2,921,075).........................................       2,901,300
                                                                                         -----------
Corporate Bonds -- 4.5%
Mexico -- 4.5%

                     PEMEX Project Funding Master Trust:
      1,500,000        9.125% due 10/13/10 .........................................       1,623,750
      1,250,000        8.000% due 11/15/11 .........................................       1,268,750
                                                                                         -----------
                     Total Corporate Bonds (Cost -- $2,843,524).....................       2,892,500
                                                                                         -----------

----------------------------------------------------------------------------------------------------
                            See Notes to Financial Statements.
                                                                                              Page 7

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 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Schedule of Investments (continued)
August 31, 2002




    Warrants                              Security(a)                                        Value
----------------------------------------------------------------------------------------------------
Warrants (d)(f) -- 0.0%
            500      Asia Pulp and Paper, Expire 3/15/05 (Cost -- $0)...............     $         5
                                                                                         -----------

      Face
     Amount
----------------
Repurchase Agreement -- 1.0%
     $  621,000      State Street Bank and Trust Co., 1.770% due 9/3/02; Proceeds at
                       maturity -- $621,122; (Fully collateralized by U.S. Treasury
                       Bonds, 8.125% due 8/15/19; Market value -- $635,539)
                       (Cost -- $621,000)...........................................         621,000
                                                                                         -----------
                     Total Investments -- 100% (Cost -- $70,021,043*)...............     $64,261,856
                                                                                         ===========

-------------
+    Principal denominated in U.S. dollars unless otherwise indicated.

(a)  All securities are segregated as collateral pursuant to a loan agreement.

(b)  Security is currently in default.

(c) Rate shown reflects current rate on instruments with variable rate or step coupon rates.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e) Participation interests were acquired through the financial institutions indicated parenthetically.

(f)  Non-income producing security.

*    Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:
    ------------------------------------
    ARS  -- Argentina Peso.
    DCB  -- Debt Conversion Bond.
    NMB  -- New Money Bond.
    PDI  -- Past Due Interest.

----------------------------------------------------------------------------------------------------
                               See Notes to Financial Statements.
Page 8

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Statement of Assets and Liabilities
August 31, 2002

ASSETS:
  Investments, at value (Cost -- $70,021,043)........................................    $64,261,856
  Foreign currency, at value (Cost -- $27,622).......................................          7,613
  Cash...............................................................................            771
  Receivable for securities sold.....................................................      7,307,788
  Interest receivable................................................................      1,829,633
  Receivable from manager............................................................         39,452
  Prepaid expenses...................................................................         13,172
                                                                                         -----------
  Total Assets.......................................................................     73,460,285
                                                                                         -----------

LIABILITIES:
  Loan payable (Note 4)..............................................................     20,000,000
  Payable for securities purchased...................................................      5,097,639
  Loan interest payable..............................................................        105,561
  Management fee payable ............................................................         25,940
  Advisory fee payable ..............................................................         18,529
  Accrued expenses...................................................................        164,042
                                                                                         -----------
  Total Liabilities..................................................................     25,411,711
                                                                                         -----------
Total Net Assets.....................................................................    $48,048,574
                                                                                         ===========

NET ASSETS:
  Common stock ($0.001 par value, 100,000,000 shares authorized;
    4,071,103 shares outstanding)....................................................    $     4,071
  Capital paid in excess of par value ...............................................     56,343,077
  Undistributed net investment income................................................        329,425
  Accumulated net realized loss from security transactions...........................     (2,848,803)
  Net unrealized depreciation of investments and foreign currencies..................     (5,779,196)
                                                                                         -----------
Total Net Assets.....................................................................    $48,048,574
                                                                                         ===========

Net Asset Value, per share ($48,048,574 / 4,071,103 shares)..........................         $11.80
                                                                                              ======



----------------------------------------------------------------------------------------------------
                             See Notes to Financial Statements.
                                                                                              Page 9


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 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Statement of Operations
For the Year Ended August 31, 2002

INCOME:
  Interest (includes amortization of net premium/discount of $1,448,397).............    $  8,288,703
                                                                                          -----------

EXPENSES:
  Interest expense (Note 4)..........................................................         739,669
  Management fee (Note 2)............................................................         360,043
  Advisory fee (Note 2)..............................................................         257,173
  Audit and legal....................................................................          82,838
  Custody............................................................................          58,326
  Shareholder communications.........................................................          51,910
  Directors' fees ...................................................................          32,211
  Listing fees.......................................................................          22,587
  Loan fees..........................................................................          17,785
  Shareholder and system servicing fees..............................................          15,339
  Other.............................................................................           28,412
                                                                                          -----------
  Total Expenses.....................................................................       1,666,293
  Less: Reimbursement from investment manager.......................................         (155,182)
                                                                                          -----------
  Net Expenses.......................................................................       1,511,111
                                                                                          -----------
Net Investment Income................................................................       6,777,592
                                                                                          -----------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTES 3 AND 9):
  Realized Loss From:
    Security transactions (excluding short-term securities)..........................      (1,432,398)
    Foreign currency transactions....................................................          (1,200)
                                                                                          -----------
  Net Realized Loss..................................................................      (1,433,598)
                                                                                          -----------

  Change in Net Unrealized Depreciation From:
    Security transactions ...........................................................      (3,157,971)
    Foreign currency transactions....................................................         (20,075)
                                                                                          -----------
  Decrease in Net Unrealized Depreciation............................................      (3,178,046)
                                                                                          -----------
Net Loss on Investments and Foreign Currencies ......................................      (4,611,644)
                                                                                          -----------
Increase in Net Assets From Operations ..............................................     $ 2,165,948
                                                                                          ===========



-----------------------------------------------------------------------------------------------------
                             See Notes to Financial Statements.
Page 10


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 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Statements of Changes in Net Assets
For the Years Ended August 31,

                                                                            2002             2001
-----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.............................................     $ 6,777,592      $ 6,701,396
  Net realized gain (loss)..........................................      (1,433,598)       2,225,887
  Decrease in net unrealized depreciation...........................      (3,178,046)      (6,675,414)
                                                                         -----------      -----------
  Increase in Net Assets From Operations............................       2,165,948        2,251,869
                                                                         -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................      (6,689,090)      (6,647,346)
                                                                         -----------      -----------
  Decrease in Net Assets From Distributions to Shareholders.........      (6,689,090)      (6,647,346)
                                                                         -----------      -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued on reinvestment of dividends
     (28,215 and 22,128 shares issued, respectively)................         362,926          291,491
                                                                         -----------      -----------
  Increase in Net Assets From Capital Share Transactions............         362,926          291,491
                                                                         -----------      -----------
Decrease in Net Assets..............................................      (4,160,216)      (4,103,986)

NET ASSETS:
  Beginning of year.................................................      52,208,790       56,312,776
                                                                         -----------      -----------
  End of year*......................................................     $48,048,574      $52,208,790
                                                                         ===========      ===========
*  Includes undistributed net investment income of:.................        $329,425         $407,105
                                                                         ===========      ===========

-----------------------------------------------------------------------------------------------------
                               See Notes to Financial Statements.
                                                                                              Page 11

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Statement of Cash Flows
For the Year Ended August 31, 2002

CASH FLOWS PROVIDED BY (USED BY) OPERATING ACTIVITIES:
  Purchases of long-term portfolio investments.......................................                $(121,191,815)
  Proceeds from disposition of long-term portfolio investments and principal paydowns                  122,994,650
  Net sales of short-term portfolio investments......................................                      (64,356)
                                                                                                     -------------
                                                                                                         1,738,479

  Net investment income..............................................................                    6,777,592
  Accretion of discount on investments...............................................                   (1,473,640)
  Amortization of premium on investments.............................................                       25,243
  Net change in receivables/payables related to operations...........................                     (547,225)
                                                                                                     -------------
  Net Cash Flows Provided by Operating Activities....................................                    6,520,449
                                                                                                     -------------

CASH FLOWS PROVIDED BY (USED BY) FINANCING ACTIVITIES:
  Cash dividends paid................................................................                   (6,689,090)
  Proceeds from reinvestment of dividends............................................                      362,926
                                                                                                     -------------
  Net Cash Flows Used by Financing Activities........................................                   (6,326,164)
                                                                                                     -------------

Net Increase in Cash.................................................................                      194,285
Payable to bank, Beginning of year...................................................                     (185,901)
                                                                                                     -------------
Cash, End of year....................................................................                $       8,384
                                                                                                     =============

------------------------------------------------------------------------------------------------------------------
                                    See Notes to Financial Statements.
Page 12


 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Notes to Financial Statements

Note 1.  Organization and Significant Accounting Policies

The Emerging Markets Income Fund Inc ("Fund") was incorporated in Maryland on July 30, 1992 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities of governments and government-related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers, and in debt securities if corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities and options for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked price if there was no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount and premium on securities purchased is accreted and amortized on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

(c) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation using the 12:00 noon rate of exchange

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C
reported by Reuters. Purchases and sales of portfolio securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at rates of exchange prevailing on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of income accrued and the U.S. dollar equivalent amount actually received. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, pursuant to U.S. federal income tax regulations, certain net foreign exchange gains/losses included in realized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

(d) FEDERAL INCOME TAXES. It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) DISTRIBUTION OF INCOME AND GAINS. The Fund declares and pays dividends to shareholders quarterly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as tax return of capital.

(g) FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contract is

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C
marked-to-market to reflect the change in the currency exchange rate. The change in market value is recorded by the Fund as an unrealized gain or loss. The Fund records a realized gain or loss on delivery of the currency or at the time the forward foreign currency contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

(h) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received on the option. If a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. For the year ended August 31, 2002, the Fund paid interest expense of $669,950.

(j) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized loss and net assets were not affected by this change.

(k) CHANGE IN ACCOUNTING POLICY. In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement September 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended August 31, 2002, interest income decreased by $25,243, net realized loss decreased by $15,389 and the change in net unrealized depreciation of investments decreased by $9,854. In addition, the Fund recorded adjustments to decrease the cost of securities and decrease accumulated undistributed net investment income by $3,040 to reflect the cumulative effect of this change up to the date of the adoption.

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Note 2.  Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with Salomon Brothers Asset Management Inc ("Investment Manager"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is a subsidiary of Citigroup Inc. ("Citigroup"). The Investment Manager is responsible for the day-to-day management of the Fund's investment portfolio as well as providing certain clerical services relating to the Fund's operations, maintenance of the Fund's records, preparation of reports and supervision of the Fund's arrangements with its custodian and transfer and dividend paying agent. The management fee for these services is payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

The Fund has also entered into an investment advisory agreement with PIMCO Funds Advisors LLC ("Investment Advisor"), an indirect wholly-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly known as PIMCOAdvisors L.P., a wholly-owned subsidiary of Allianz AG, to provide financial, economic and political advice concerning emerging market countries and also, as appropriate, to be involved in aiding the process of emerging market country selection. The advisory fee for these services is payable monthly at an annual rate of 0.50% of the Fund's average weekly net assets.

On November 27, 2000, the Management Agreement ("Management Agreement") between the Fund and the Investment Manager terminated because the Investment Manager inadvertently did not schedule the approval of the continuation of the Agreement for action by the Board of Directors. On December 3, 2001 the Board of Directors unanimously approved a new ManagementAgreement identical in terms to the agreement that terminated, except for the effective date and certain non-material changes. Stockholders of the Fund approved the new Management Agreement on February 1, 2002. In addition, at the same Board and stockholder meetings, the Board and Stockholders approved the retention by, and reimbursement to, the Investment Manager of its costs incurred in connection with the services it rendered to the Fund for the period November 28, 2000 until February 1, 2002. As a result, the Fund was reimbursed $155,182 for management fees paid in excess of the costs incurred by the Investment Manager during the period.

At August 31, 2002, the Investment Manager owned 5,562 shares of the Fund. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Manager or the Investment Adviser.

All officers and one director of the Fund are employees of the Investment Manager and/or the Investment Adviser.

Note 3.  Portfolio Activity

For the year ended August 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases .....................................................   $123,360,581
                                                                  ============
Sales .........................................................   $113,430,540
                                                                  ============

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 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Notes to Financial Statements (continued)

At August 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..................................  $    665,461
Gross unrealized depreciation ..................................    (6,424,648)
                                                                  ------------
Net unrealized depreciation ....................................  $ (5,759,187)
                                                                  ============

Note 4.  Loan

The Fund had outstanding a $20,000,000 loan pursuant to a secured loan agreement with ING Barings (U.S.) Capital LLC which matured on November 20, 2001.

At August 31, 2002, the Fund had a $23,000,000 loan available pursuant to a revolving credit and security agreement of which the Fund had $20,000,000 outstanding with CXC LLC, an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of the Investment Manager, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

Note 5.  Loan Participations/Assignments

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At August 31, 2002, the total market value of the Fund's loan participations was $2,901,300.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Note 6.  "When and If" Issued Bonds

"When and if" issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if" issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C
cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if" issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if" issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

At August 31, 2002, the Fund did not hold any "when and if" issued bonds.

Note 7.  Credit and Market Risk

The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund's investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. At August 31, 2002, the Fund has a concentration of risk in sovereign debt of emerging market countries.

The net asset value and/or market value per share of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

Note 8.  Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At August 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C
liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

For the year ended August 31, 2002, the Fund did not enter into any written covered call or put option contracts.

Note 9. Forward Foreign Currency Contracts

The Fund enters into forward foreign currency contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At August 31, 2002, the Fund did not have any open forward foreign currency contracts.

Note 10.  Dividend Subsequent to August 31, 2002

On July 18, 2002, the Board of Directors of the Fund declared a common stock dividend of $0.4125 per share from net investment income. The dividend was payable on September 27, 2002 to shareholders of record September 17, 2002.

Note 11.  Capital Loss Carryforward

At August 31, 2002, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $1,220,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on August 31 of the year indicated:

                                                       2007            2010
                                                     ---------       ---------
     Carryforward Amounts .......................   $1,163,000         $57,000

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Note 12.  Subsequent Event

On October 22, 2002, PIMCO Funds Advisors LLC ("PIMCO Advisors") and Salomon Brothers Asset Management Inc ("SBAM") reached an agreement for SBAM to acquire the investment management and advisory business of PIMCO Advisors with respect to the Fund. Upon the consummation of the transaction contemplated by the agreement between PIMCO Advisors and SBAM, PIMCO Advisors will cease to act as investment adviser to the Fund and SBAM will be responsible for all investment management, advisory and administrative services to the Fund. The closing of the transaction under the agreement between PIMCO Advisors and SBAM is subject to a number of conditions, including stockholder approval of new advisory and administration agreements.

The Board of Directors of the Fund has approved the continuation of the existing investment advisory arrangements with PIMCO Advisors and SBAM for the Fund until the earlier of the closing of the transaction under the agreement between PIMCO Advisors and SBAM or October 31, 2003. In addition, the Board of Directors of the Fund has approved a new investment advisory and administration agreement between the Fund and SBAM. Under the new agreement, the aggregate advisory fees payable by the Fund will be reduced. The new agreement will be submitted for stockholder approval at the Annual Meeting to be held on or about December 11, 2002.

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Financial Highlights

Data for a share of common stock outstanding throughout the year ended August 31, unless otherwise noted:

                                                 2002(1)      2001         2000        1999        1998
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.....          $12.91      $14.01       $11.16      $  7.83      $21.89
                                                 ------      ------       ------      -------      ------
Income (Loss) From Operations:
   Net investment income (2)...........            1.67        1.68         1.72         1.88        2.02
   Net realized and unrealized gain (loss) (2)    (1.13)      (1.13)        2.78         3.83      (10.84)
                                                 ------      ------       ------      -------      ------
Total Income (Loss) From Operations....            0.54        0.55         4.50         5.71       (8.82)
                                                 ------      ------       ------      -------      ------
Less Distributions From:
   Net investment income...............           (1.65)      (1.65)       (1.65)       (2.41)      (2.03)
   Net realized gains..................              --          --           --           --       (2.98)
   Capital.............................              --          --           --        (0.02)         --
Distributions in excess of net realized
   capital gains.......................              --          --           --           --       (0.23)
                                                 ------      ------       ------      -------      ------
Total Distributions....................           (1.65)      (1.65)       (1.65)       (2.43)      (5.24)
                                                 ------      ------       ------      -------      ------
Increase in Net Asset Value
   Due to Shares Issued on
   Reinvestment of Dividends...........              --          --           --         0.05        --
                                                 ------      ------       ------      -------      ------
Net Asset Value, End of Year...........          $11.80      $12.91       $14.01       $11.16      $ 7.83
                                                 ======      ======       ======       ======      ======
Market Value, End of Year..............          $12.30      $13.15     $13.9375       $12.50      $ 9.50
                                                 ======      ======     ========       ======      ======
Total Return, Based on Market
   Price Per Share (3).................            6.10%       7.14%       27.51%       62.97%     (35.00)%
Ratios to Average Net Assets:
   Total expenses, including interest
     expense...........................            2.96%       4.76%        5.00%        5.03%       3.79%
   Total expenses, excluding interest
     expense (operating expenses)......            1.51%       1.71%        1.73%        1.85%       1.73%
   Net investment income (2)...........           13.24%      12.87%       13.33%       18.13%      11.56%
Supplemental Data:
   Net assets, end of year (000s)......         $48,049     $52,209      $56,313      $44,377     $29,523
   Portfolio turnover rate ............             168%        195%         136%          87%        141%
   Loan outstanding, end of year (000s)         $20,000     $20,000      $20,000      $20,000     $20,000
   Weighted average loan (000s)........         $20,000     $20,000      $20,000      $20,000     $20,000
   Weighted average interest rate on loans         3.70%       7.94%        8.26%        6.48%       6.44%
Before applicable reimbursement from SBAM,
net investment income per share and
expense ratios would have been:
   Net investment income...............           $1.63          --           --           --          --
   Expense ratio, including interest
     expense...........................            3.26%         --           --           --          --
   Expense ratio, excluding interest
     expense (operating expenses)......            1.81%         --           --           --          --

-----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the year ended August 31, 2002, those amounts would have been $1.68, $1.14 and 13.29% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(3) For the purpose of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

                                                                                                   Page 21

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 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Report of Independent Accountants

To the Board of Directors and Shareholders of The Emerging Markets Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Income Fund Inc ("Fund") at August 31, 2002, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
October 23, 2002

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of The Emerging Markets Income Fund Inc ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                            Number of
                                                                       Portfolios Advised
                                                                           by SBAM,(2)
                                                                         SBAM and PIMCO
                                                                        Advisors,(3) and
                                                                        PIMCO Advisors(4)
                                              Term of       Principal    and Overseen by
                              Position(s)   Office(1) and  Occupation(s)     Director         Other
                               Held with      Length of    During Past     (including    Directorships
Name, Address, and Age          Fund(1)      Time Served     5 Years        the Fund)   Held by Director
----------------------------------------------------------------------------------------------------------

NON-INTERESTED
DIRECTORS:

Leslie H. Gelb                Director and      Since    President,          4(2)     Britannica.com;
The Council on                Member of         1994     The Council on      6(3)     Director of 2
  Foreign Relations           the Audit                  Foreign Relations;  0(4)     registered
58 East 68th Street           Committee,                 formerly, Columnist,         investment
New York, NY 10021            Class I                    Deputy Editorial             companies advised
Age 64                                                   Page Editor and              by Advantage
                                                         Editor, Op-Ed Page,          Advisers, Inc.
                                                         The New York                 ("Advantage")
                                                         Times

Riordan Roett                 Director and      Since    Professor and       4(2)     The Latin America
The Johns Hopkins University  Member of         1995     Director, Latin     6(3)     Equity Fund, Inc.
1740 Massachusetts Ave. NW    the Audit                  America Studies     0(4)
Washington, DC 20036          Committee,                 Program, Paul H.
Age 63                        Class I                    Nitze School of
                                                         Advanced
                                                         International
                                                         Studies, The Johns
                                                         Hopkins University

Jeswald W. Salacuse           Director and      Since    Henry J. Braker     4(2)     Director of 2
Tufts University              Member of         1994     Professor of        6(3)     registered
  The Fletcher School of Law  the Audit                  Commercial Law      1(4)     investment
  & Diplomacy                 Committee,                 and formerly Dean,           companies advised
Packard Avenue                Class II                   The Fletcher                 by Advantage
Medford, MA 02155                                        School of Law &
Age 64                                                   Diplomacy, Tufts
                                                         University



                                                                                                     Page 23

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

                                                                            Number of
                                                                       Portfolios Advised
                                                                           by SBAM,(2)
                                                                         SBAM and PIMCO
                                                                        Advisors,(3) and
                                                                        PIMCO Advisors(4)
                                               Term of      Principal     and Overseen by
                              Position(s)   Office(1) and  Occupation(s)     Director         Other
                               Held with      Length of    During Past     (including     Directorships
Name, Address, and Age          Fund(1)      Time Served     5 Years        the Fund)   Held by Director
------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS:

R. Jay Gerken                 Director and      Since    Managing Director    184(2)           None
Salomon Smith Barney Inc.     Co-Chairman,      2002     of Salomon Smith       6(3)
125 Broad Street, 9th Floor   Class II                   Barney Inc. ("SSB")    0(4)
New York, NY 10004
Age 51

Stephen Treadway              Director and      Since    Managing Director of   0(2)           None
PIMCO Funds                   Co-Chairman,      2000     Allianz Dresdner       6(3)
  Distributors LLC            Class III                  Asset Management      56(4)
2187 Atlantic Street, Suite 100                          of America L.P.
Stamford, CT 06902                                       ("ADAMA") (formerly,
Age 54                                                   PIMCO Advisors L.P.);
                                                         Managing Director
                                                         and Chief Executive
                                                         Officer of PIMCO
                                                         Funds Distributors
                                                         LLC ("PFD") since
                                                         May 1996; Managing
                                                         Director and Chief
                                                         Executive Officer,
                                                         PIMCO Advisors

OFFICERS:

Peter J. Wilby                President         Since    Managing Director      N/A              N/A
SSB                                             2002     of SSB and Salomon
388 Greenwich Street                                     Brothers Asset
New York, NY 10013            Executive Vice    1994-    Management Inc.
Age 43                        President         2002     ("SBAM") since
                                                         January 1996

Lewis E. Daidone              Executive Vice    Since    Managing Director      N/A              N/A
SSB                           President and     2002     of SSB; Chief
125 Broad Street, 11th Floor  Chief                      Financial Officer of
New York, NY 10004            Administrative             the Smith Barney
Age 44                        Officer                    Mutual Funds;
                                                         Director and Senior
                              Treasurer         Since    Vice President of
                                                1998-    Smith Barney Fund
                                                2002     Management LLC
                                                         ("SBFM") and
                                                         Travelers Investment
                                                         Adviser, Inc. ("TIA")

Page 24


 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

                                                                            Number of
                                                                       Portfolios Advised
                                                                           by SBAM,(2)
                                                                         SBAM and PIMCO
                                                                        Advisors,(3) and
                                                                        PIMCO Advisors(4)
                                               Term of      Principal     and Overseen by
                              Position(s)   Office(1) and  Occupation(s)     Director         Other
                               Held with      Length of    During Past     (including     Directorships
Name, Address, and Age          Fund(1)      Time Served     5 Years        the Fund)   Held by Director
-------------------------------------------------------------------------------------------------------------

Irving P. David               Chief Financial   Since    Director of SSB        N/A              N/A
SSB                           Officer and       2002
125 Broad Street, 10th Floor  Treasurer
New York, NY 10004
Age 41                        Controller        Since
                                              May-July
                                                2002

James E. Craige               Executive Vice    Since    Managing Director      N/A              N/A
SSB                           President         1999     of SSB and SBAM
388 Greenwich Street                                     since December
New York, NY 10013                                       1998; Director of
Age 34                                                   SSB and SBAM
                                                         since January 1998
                                                         and Vice President
                                                         of SSB and SBAM
                                                         from May 1992 to
                                                         January 1998

Thomas K. Flanagan            Executive Vice    Since    Managing Director      N/A              N/A
SSB                           President         1994     of SSB and SBAM
388 Greenwich Street                                     since December 1998;
New York, NY 10013                                       Prior to December
Age 49                                                   1998, Director of
                                                         SSB and SBAM

Newton B. Schott, Jr.         Executive Vice    Since    Chief                  N/A              N/A
PFD                           President         1997     Administrative
2187 Atlantic Street, Suite 100                          Officer, Managing
Stamford, CT 06902                                       Director and General
Age 60                                                   Counsel of PFD and
                                                         Managing Director
                                                         and Chief Legal
                                                         Officer of
                                                         PIMCO Advisors

Brian S. Shlissel             Executive         Since    Senior Vice            N/A              N/A
PIMCO Funds Advisors LLC      Vice President    2002     President of ADAMA
1345 Avenue of the Americas                              since July 1999; Vice
New York, NY 10105                                       President of Mitchell
Age 37                                                   Hutchins Asset
                                                         Management
                                                         (1993-1999)



                                                                                             Page 25


 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

                                                                            Number of
                                                                       Portfolios Advised
                                                                           by SBAM,(2)
                                                                         SBAM and PIMCO
                                                                        Advisors,(3) and
                                                                        PIMCO Advisors(4)
                                               Term of      Principal    and Overseen by
                              Position(s)   Office(1) and  Occupation(s)     Director         Other
                               Held with      Length of    During Past     (including      Directorships
Name, Address, and Age          Fund(1)      Time Served     5 Years        the Fund)    Held by Director
-------------------------------------------------------------------------------------------------------------

Frances M. Guggino            Controller        Since    Vice President,        N/A              N/A
Citibank, NA                                    2002     Citibank, NA
125 Broad Street, 10th Floor
New York, NY 10004
Age 40


Christina T. Sydor            Secretary         Since    Managing Director      N/A              N/A
SSB                                             1998     of SSB; General
300 First Stamford Place                                 Counsel and
Stamford, CT 06902                                       Secretary of
Age 51                                                   SBFM and TIA

-------------------------------------------------------------------------------------------------------------

(1)  The Fund's Board of Directors is divided into three classes: Class I, Class
     II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2004, year 2002 and year 2003, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)  Number of portfolios advised by SBAM or affiliates of SBAM.

(3)  Number of portfolios advised by both SBAM or affiliates of SBAM and PIMCO
     Funds Advisors LLC ("PIMCO Advisors") or affiliates of PIMCO Advisors.

(4)  Number of portfolios advised by PIMCO Advisors or affiliates of PIMCO
     Advisors.

Page 26

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited)


Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock ("Shares") of The Emerging Markets Income Fund Inc ("Fund") will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the dividend or distribution payment date and (ii) the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)


If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)


per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C

Form of Terms and Conditions of Amended and Restated Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)


amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to the Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                           -------------------------

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 T H E    E M E R G I N G    M A R K E T S    I N C O M E    F U N D    I N C


Directors                                        The Emerging Markets Income Fund Inc
LESLIE H. GELB                                         125 Broad Street
      President, The Council                           10th Floor, MF-2
      on Foreign Relations                             New York, New York 10004
R. JAY GERKEN                                          Telephone 1-888-777-0102
      Co-Chairman of the Board;
      Managing Director, Salomon                 INVESTMENT MANAGER
      Smith Barney Inc.                                Salomon Brothers Asset Management Inc
RIORDAN ROETT                                          388 Greenwich Street
      Professor and Director,                          New York, New York 10013
      Latin American Studies Program,
      Paul H. Nitze School of Advanced           INVESTMENT ADVISER
      International Studies,                           PIMCO Funds Advisors LLC
      The Johns Hopkins University                     1345 Avenue of the Americas
JESWALD W. SALACUSE                                    New York, New York 10105
      Henry J. Braker Professor of
      Commercial Law and formerly Dean,          CUSTODIAN
      The Fletcher School of Law & Diplomacy,          State Street Bank and Trust Company
      Tufts University                                 225 Franklin Street
STEPHEN TREADWAY                                       Boston, Massachusetts 02110
      Co-Chairman of the Board;
      Managing Director, Allianz Dresdner        DIVIDEND DISBURSING AND TRANSFER AGENT
      Asset Management of America L.P.                 American Stock Transfer & Trust Company
      Managing Director and                            59 Maiden Lane
      Chief Executive Officer,                         New York, New York 10038
      PIMCO Funds Distributors LLC
                                                 INDEPENDENT ACCOUNTANTS
CHARLES F. BARBER, Emeritus                            PricewaterhouseCoopers LLP
      Consultant; formerly Chairman,                   1177 Avenue of the Americas
      ASARCO Inc.                                      New York, New York 10036

Officers                                         LEGAL COUNSEL
R. JAY GERKEN                                          Simpson Thacher & Bartlett
      Co-Chairman of the Board                         425 Lexington Avenue
STEPHEN TREADWAY                                       New York, New York 10017
      Co-Chairman of the Board
PETER J. WILBY                                   NEW YORK STOCK EXCHANGE SYMBOL
      President                                        EMD
LEWIS E. DAIDONE
      Executive Vice President and
      Chief Administrative Officer
IRVING P. DAVID
      Chief Financial Officer and Treasurer
JAMES E. CRAIGE
      Executive Vice President
THOMAS K. FLANAGAN
      Executive Vice President
NEWTON B. SCHOTT, JR.
      Executive Vice President
BRIAN S. SHLISSEL
      Executive Vice President
FRANCES M. GUGGINO
      Controller
CHRISTINA T. SYDOR
      Secretary


                 The Emerging Markets
                 Income Fund Inc


                 Annual Report
                 August 31, 2002

                 [Graphic]







                 ----------------------------------------
                        Salomon Brothers Asset Management
                        ----------------------------------------



American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038
                                                                FIRST-CLASS MAIL
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                  BROOKLYN, NY
                                                                PERMIT No. 1726





                                                                     EMDANN 8/02
                                                                         02-3983